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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                  ---------------------------------------------

                                    FORM 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                          Date of Report: July 13, 2004



                           The Middleton Doll Company.
                           ---------------------------
             (Exact name of registrant as specified in its charter)

                                    Wisconsin
                                    ---------
                 (State or other jurisdiction of incorporation)


      0-22663                                            39-1364345
------------------------                      --------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


W239 N1700 Busse Road, Waukesha, Wisconsin                     53188
------------------------------------------                   ----------
(Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (262) 523-4300


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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

         On July 13, 2004, The Middleton Doll Company issued a press release announcing that the company is moving to the OTC Bulletin Board. A copy of the Press Release is being furnished as Exhibit 99 to this Report and is incorporated by reference.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         (a) Financial Statements of Business Acquired.

                  None.

         (b) Pro Forma Financial Information.

                  None.

         (c) Exhibits.

         99       Press Release dated July 13, 2004





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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  July 13, 2004              THE MIDDLETON DOLL COMPANY
                                  (Registrant)

                                  By:      /s/ Susan J. Hauke
                                           -----------------------------------
                                           Susan J. Hauke
                                           Chief Financial Officer




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INDEX TO EXHIBITS:


Exhibit
Number     Description

99 Press Release dated July 13, 2004: The Middleton Doll Company To Move To OTC Bulletin Board